CPPL Initial Public Offering	12 Months Ended
Dec. 31, 2015
Initial Public Offering [Abstract]
Initial Public Offering
CPPL Initial Public Offering
On December 5, 2007, NiSource formed CPPL (NYSE: CPPL) to own, operate and develop a portfolio of pipelines, storage and related assets.
On February 11, 2015, CPPL completed its offering of 53.8 million common units representing limited partner interests, constituting 53.5% of CPPL's outstanding limited partner interests. CPPL received $1,168.4 million of net proceeds from the IPO. CPG owns the general partner of CPPL, all of CPPL's subordinated units and incentive distribution rights. The assets of CPPL consist of a 15.7% limited partner interest in Columbia OpCo, which prior to the Separation, consisted of substantially all of NiSource's Columbia Pipeline Group Operations segment. The operations of CPPL are consolidated into CPG's results. As of December 31, 2015, the portion of CPPL owned by the public is reflected as a noncontrolling interest in the Consolidated and Combined Financial Statements.

The table below summarizes the effects of the changes in CPG's ownership interest in Columbia OpCo on equity:

Year Ended December 31,
(in millions)	2015
Net income attributable to CPG	$267.2
Increase in CPG's net parent investment for the sale of 8.4% of Columbia OpCo	227.1
Change from net income attributable to CPG and transfers to noncontrolling interest	$494.3